TRANSAMERICA FUNDS

Supplement to the Currently Effective Prospectus, as supplemented, Summary Prospectus and

Statement of Additional Information, as supplemented

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Transamerica Growth Opportunities

Change in Sub-Adviser. Morgan Stanley Investment Management Inc. (“MSIM”) will become the sole sub-adviser to Transamerica Growth Opportunities (the “Fund”). This change is expected to occur on or about March 31, 2011, but may occur sooner. On the effective date of the change, the Fund will be renamed Transamerica Morgan Stanley Growth Opportunities. Fund shareholders will receive an information statement providing information regarding MSIM and its new sub-advisory agreement with Transamerica Asset Management, Inc. (“TAM”), the Fund’s adviser.

In connection with the change in sub-adviser, the Fund’s investment objective, principal investment strategies and risks will change. The Fund will also have a new sub-advisory fee structure. The Fund’s fundamental investment restrictions will remain the same; the Fund’s non-fundamental investment policies will be eliminated. TAM will continue to serve as the Fund’s investment adviser. TAM’s advisory fee will not increase as a result of these changes.

On the effective date of the change in sub-adviser, the following information will supplement and supersede any contrary information contained in the Prospectus, Summary Prospectus and Statement of Additional Information concerning the Fund:

NAME:

Transamerica Morgan Stanley Growth Opportunities

INVESTMENT OBJECTIVE:

Seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES:

The fund’s sub-adviser, Morgan Stanley Investment Management Inc. (“MSIM”), under normal circumstances, invests at least 80% of the fund's net assets in securities of medium-sized companies at the time of investment. A medium-sized company is generally defined by reference to those companies represented in the Russell Midcap® Growth Index.

MSIM seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. MSIM typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and attractive risk/reward profile. MSIM generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The fund may also invest in common stocks and other equity securities of small- and large-sized companies, as well as preferred stocks, convertible securities, rights and warrants, and debt securities. MSIM also may utilize derivative instruments, including options on securities, futures contracts and options thereon and various currency transactions. Derivative instruments used by the fund will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

MSIM may invest up to 25% of the fund's assets in securities of foreign companies, including emerging market securities. The fund may also invest up to 10% of its assets in real estate investment trusts (“REITs”).

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.

PRINCIPAL RISKS (in alphabetical order):

•    Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the fund will not earn income on the cash and the fund's yield will go down. If a significant amount of the fund's assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its objective.

•    Convertible Securities – The market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

• Currency – When the fund invests in securities denominated in foreign currencies, the fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

•    Derivatives – Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. The fund's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet known and may not be known for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.

•    Emerging Markets – Investing in the securities of issuers located in or principally doing business in emerging markets is subject to foreign securities risks. These risks are greater for investments in emerging markets.

•    Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

If interest rates rise, repayments of fixed-income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer. This is sometimes referred to as extension risk.

Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. This is sometimes referred to as prepayment or call risk.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

• Increase in Expenses – Your actual costs of investing in the fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

•    Investing Aggressively – The value of developing company stocks may be volatile, and can drop significantly in a short period of time. Rights, options and futures contracts may not be exercised and may expire worthless. Warrants and rights may be less liquid than stocks. Use of futures and other derivatives may make the fund more volatile.

• Market – The market prices of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The fund may experience a substantial or complete loss on any individual security.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

•    Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.

•    REITs – When the fund invests in Real Estate Investment Trusts (“REITs”), it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns and how well it manages those properties or loan financings. REITs are subject to a highly technical tax structure; and the failure to qualify as a REIT could result in corporate-level taxation, significantly reducing the return on an investment to the fund.

•    Small- or Medium-Sized Companies – Small- or medium-sized companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy.

•    Warrants and Rights – Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company, and cease to have value if not exercised prior to the expiration date.

SUB-ADVISER:

Morgan Stanley Investment Management Inc. The principal business address of MSIM is 522 Fifth Avenue, New York, NY 10036.

Portfolio Managers

Name/Year Joined Fund	Role	Employer	Positions Over Past Five Years
Dennis P. Lynch/2011	Lead Portfolio Manager	MSIM	Managing Director, Lead Portfolio Manager
David S. Cohen/2011	Portfolio Manager	MSIM	Managing Director, Portfolio Manager
Sam G. Chainani/2011	Portfolio Manager	MSIM	Managing Director, Portfolio Manager
Alexander T. Norton/2011	Portfolio Manager	MSIM	Executive Director, Portfolio Manager
Jason C. Yeung/2011	Portfolio Manager	MSIM	Executive Director, Portfolio Manager
Armistead B. Nash/2011	Portfolio Manager	MSIM	Executive Director, Portfolio Manager

Sub-advisory Fee

The sub-adviser receives compensation, calculated daily and paid monthly, from TAM at the indicated annual rates (expressed as a specified percentage of the fund’s average daily net assets*):

First $1 billion	0.40%
Over $1 billion	0.375%

* Assets will be aggregated with similar mandates of Transamerica Funds and Transamerica Series Trust managed by MSIM.

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Investors Should Retain this Supplement for Future Reference

January 19, 2011